Exhibit 99.1

Vireo Growth Inc. and C21 Investments Inc. Announce Definitive Arrangement Agreement

MINNEAPOLIS and VANCOUVER, British Columbia, June 15, 2026 (GLOBE NEWSWIRE) -- Vireo Growth Inc. (CSE: VREO; OTCQX: VREOD) (“Vireo”), a multi-state cannabis operator, and C21 Investments Inc. (CSE: CXXI; OTCQX: CXXIF) (“C21”), a vertically-integrated cannabis company, today announced that they have entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Vireo will acquire all of the issued and outstanding common shares of C21 (after conversion of all subordinate voting shares of C21) (the “C21 Shares”) in exchange for Vireo Shares (as defined below) (the “Transaction”). Pursuant to the terms of the Arrangement Agreement, each shareholder of C21 (a “C21 Shareholder”) will receive 0.023052 of a subordinate voting share of Vireo (each whole share, a “Vireo Share”) in exchange for each C21 Share held (the “Exchange Ratio”). With the acquisition of C21, it is expected that Vireo will broaden its presence in Nevada to approximately 15 total dispensaries and 158,000 square feet of cultivation and manufacturing capacity.

Following the completion of the Transaction, C21 will join the Vireo ecosystem and gain exposure to a larger and well-capitalized multi-state operator currently operating in 10 states across the U.S.

Strategic Review Process

The Board of Directors of C21 (the “C21 Board”) formed a special committee (the “Special Committee”) to evaluate and consider the Transaction. Following a comprehensive review conducted with the assistance of independent financial advisors and legal advisors, the Special Committee unanimously recommended that the C21 Board approve the Transaction.

Management Commentary

Vireo’s Chief Executive Officer, John Mazarakis, commented, “This acquisition further expands our presence in Nevada, an important market for us, and strengthens our ability to serve customers across the state. C21 adds a leading northern Nevada operation to our existing platform, including three of the highest volume dispensaries in the state with its award-winning Silver State Relief brand. This Transaction further extends our leading market share in Nevada and is expected to generate meaningful synergies for the business. C21 has built a highly respected business with its loyal customer base, quality brands and operational efficiency, making them a natural fit for Vireo. We are excited to welcome the C21 team and look forward to building on their success as we continue to execute our growth strategy and deliver for our shareholders.”

C21’s Chairman, Bruce Macdonald added, “After a thorough evaluation of strategic options, the C21 Board determined that this Transaction represents a highly attractive opportunity for our shareholders and positions the business for continued success as part of Vireo’s leading cannabis platform in Nevada. Vireo shares our strategic vision and core values, and has a proven track record of M&A success. Vireo brings the necessary scale, access to capital and broad market reach that we believe will be critical as the US cannabis industry continues to evolve and grow. We are excited about the opportunities this combination creates and have tremendous confidence in John's leadership, Vireo’s strategic direction, and the long-term growth potential of the organization.”

Approvals and Recommendation

The Transaction was unanimously approved by the C21 Board (with interested directors abstaining from voting), following the recommendation of the Special Committee. The Special Committee and the C21 Board have determined, after receiving financial and legal advice along with the Independent Fairness Opinion (as defined below), that the Transaction is in the best interests of C21 and is fair to the C21 Shareholders and the C21 Board recommends that the C21 Shareholders vote in favor of the Transaction. The board of directors of Vireo has also unanimously approved the Transaction.

Needham & Company, LLC provided the C21 Board with an opinion to the effect that, as of the date of such opinion, the consideration payable to the C21 Shareholders pursuant to the Transaction is fair, from a financial point of view, to the C21 Shareholders, based upon and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion (the “Independent Fairness Opinion”).

C21 Shareholder Approvals

The Transaction will be effected by way of a court-approved plan of arrangement pursuant to the Business Corporations Act (British Columbia) (the “Arrangement”) requiring the approval of (i) at least two-thirds of the votes cast by the C21 Shareholders; and (ii) if applicable, a simple majority of the votes cast by C21 Shareholders excluding for this purpose the votes attached to C21 Shares owned and/or controlled by any C21 Shareholders required to be excluded under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions, voting at an annual general and special meeting of C21 Shareholders (the “C21 Meeting”) to consider the Transaction, which is expected to be held in the third quarter of 2026.

In connection with the Transaction, Vireo has entered into voting support agreements with certain directors and executive officers of C21, pursuant to which they have agreed to, among other things, vote their C21 Shares in favor of the Transaction (the “Voting Support Agreements”).

In addition to the C21 Shareholder approvals, closing of the Transaction is subject to court approvals, as well as the receipt of all required regulatory approvals and the satisfaction of certain other closing conditions customary in transactions of this nature.

The Arrangement Agreement includes customary deal protection provisions, including non-solicitation covenants of C21, “fiduciary out” and “right to match” provisions in favor of C21. The Arrangement Agreement also provides for a termination fee of US$3,000,000 payable by C21 to Vireo, if C21 accepts a superior proposal and in certain other specified circumstances, as well as reciprocal expense reimbursement provisions if the Transaction is terminated by either party in certain other specified circumstances.

Subject to the satisfaction of all conditions to closing, upon completion of the Transaction, it is expected that the C21 Shares will be delisted from the Canadian Securities Exchange and the OTCQX Market and that C21 will apply to cease to be a reporting issuer under applicable Canadian and U.S. securities laws.

The foregoing summary is qualified in its entirety by the provisions of the Arrangement Agreement. Copies of the Arrangement Agreement and the Voting Support Agreements and certain related documents will be filed with the applicable Canadian securities regulators and will be available on C21’s and Vireo’s profile, as applicable, on SEDAR+ at www.sedarplus.com and on EDGAR at www.sec.gov.

A description of the Transaction will be set forth in the management information circular of C21, which will be mailed or made available to the C21 Shareholders and filed on C21’s profile on SEDAR+ in advance of the C21 Meeting.

Financial and Legal Advisors

Needham & Company, LLC is acting as financial advisor to the C21 Board and provided the Independent Fairness Opinion to the C21 Board. Koffman Kalef LLP is acting as Canadian legal counsel and Dorsey & Whitney LLP is acting as United States legal counsel to C21. DLA Piper (Canada) LLP is acting as Canadian legal counsel and Eversheds Sutherland (US) LLP is acting as United States legal counsel to Vireo.

The securities to be issued pursuant to the Transaction have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any U.S. state securities laws, and will be issued and exchanged in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and applicable exemptions or qualifications under applicable U.S. state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

About C21 Investments Inc.

C21 Investments Inc. is a vertically integrated cannabis company that cultivates, processes, and distributes quality cannabis and hemp-derived consumer products in the State of Nevada. C21 is focused on value creation through the disciplined acquisition and integration of core retail, manufacturing, and distribution assets in strategic markets, leveraging industry-leading retail revenues with high-growth potential multi-market branded consumer packaged goods. C21 owns Silver State Relief LLC and Silver State Cultivation LLC in Nevada, including legacy Oregon brands Phantom Farms, Hood Oil and Eco Firma Farms. These brands produce and distribute a broad range of THC and CBD products from cannabis flowers, pre-rolls, cannabis oil, vaporizer cartridges and edibles. Based in Vancouver, Canada, additional information on C21 can be found at www.sedar.com and www.cxxi.ca.

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOD) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With operations in 10 states and approximately 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Statement Disclosure

This press release contains “forward-looking statements” or “forward-looking information” within the meaning of applicable United States and Canadian securities legislation (“forward-looking information”). To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes, but is not limited to, statements with respect to the timing and outcome of the Transaction and the anticipated benefits thereof, the anticipated timing of C21 Shareholder approval, the anticipated expansion of Vireo’s operating footprint in Nevada, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement, including receipt of all required regulatory and court approvals, and the expectation that the C21 Shares will be delisted from the Canadian Securities Exchange and the OTCQX Market and that C21 will apply to cease to be a reporting issuer under applicable Canadian and U.S. securities laws. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Vireo, C21, or their respective subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although Vireo and C21 believe that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because neither Vireo nor C21 can give any assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where Vireo or C21 currently operates; current and future market conditions, including the market price of the subordinate voting shares of Vireo; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of Vireo or C21 to raise additional financing to continue as a going concern; Vireo’s and C21’s ability to meet the demand for flower in their various markets; and risk factors set out in C21’s Annual Report on Form 20-F for the fiscal year ended March 31, 2026 and Vireo’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under each company’s profile on SEDAR+ at www.sedarplus.ca.

The statements in this press release are made as of the date of this release. Except as required by law, neither Vireo nor C21 undertake any obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Contact Information

Vireo Growth Inc.
Lynn Ricci
Director, Investor Relations & Corporate Communications
investor@vireogrowth.com
(612) 314-8995

C21 Investments Inc.
Investor Relations
info@cxxi.ca
+1 833 289-2994

Michael Kidd
Chief Financial Officer and a Director
Michael.Kidd@cxxi.ca